EXHIBIT 24.2






                              Michael A. Littman
                               Attorney at Law
                       10200 W. 44th Avenue, Suite 400
                            Wheat Ridge, CO 80033





                                   CONSENT



      I hereby consent to the use in the Form SB-2 of XIN NET CORP. under the Securities Act of 1933, of my opinion letter dated September 10, 1999.



                                          /s/ Michael A. Littman
                                          ---------------------
                                          Michael A. Littman
                                          Attorney at Law
                                          November 3, 1999

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